                                  EXHIBIT 10.1

                                September 9, 2005

Plastipak Holdings, Inc.
41605 Ann Arbor Road East
Plymouth, MI 48170

     Re: Consent ("Consent") under the Plastipak Holdings, Inc. Fifth Amended and Restated Revolving Credit Agreement dated as of January 28, 2005 (as amended, the "Credit Agreement"), by and among Plastipak Holdings, Inc. and the other Borrowers described therein ("Borrowers"), Comerica Bank and such other financial institutions which are or may from time to time become parties to the Credit Agreement (the "Lenders"), and Comerica Bank, in its capacity as Administrative Agent for the Lenders ("Agent")

Ladies and Gentlemen:

     Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this Consent shall have the meanings given to them in the Credit Agreement.

     TABB Realty has advised the Agent and the Lenders that it proposes to enter into certain real estate related refinancing with PNC Bank ("PNC"), and, to facilitate such refinancing, has requested the Agent to discharge the Mortgages granted to it by Tabb Realty, terminate the Security Agreement as to TABB Realty and release TABB Realty from its obligations under the Guaranty. TABB Realty has provided to the Agent and the Lenders a Summary of Loan Terms and Conditions with respect to the proposed refinancing and a certificate of the Treasurer of Holdings, copies of which are attached as Exhibits A and B, respectively. TABB Realty has further advised the Agent and the Lenders that PNC has requested that Packaging cause a $1 million Letter of Credit to be issued to TABB Realty as required (in lieu of a security deposit) under the leases between Plastipak Packaging Inc., and Clean Tech, Inc., as tenants, and TABB Realty, as landlord (the "TABB Letter of Credit"), which Letter of Credit is to be assigned by TABB Realty to PNC as beneficiary as additional security for such refinancing.

     Section 12.12(c) of the Credit Agreement provides that upon the satisfaction of certain conditions, a Real Estate Lien Release may occur. The Lenders consent to (i) the execution and delivery by the Agent of the letter in the form of Exhibit C terminating the Security Agreement and the Guaranty as to TABB Realty and releasing TABB Realty from its obligations thereunder and (ii) the issuance of the TABB Letter of Credit by the Issuing Bank.
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     The Borrowers, the Agent and the Lenders also agree that (i) the Credit
Agreement is amended by deleting Schedules 6.23, 8.1, 8.2 and 8.7 and replacing them with Schedules 6.23, 8.1, 8.2 and 8.7 attached hereto, effective, with respect to Schedules 8.1, 8.2 and 8.7 as of the Effective Date of the Credit Agreement, and with respect to Schedule 6.23 effective as of the date hereof and
(ii) for all purposes under the Credit Agreement, TABB Realty shall not be considered a Borrower but shall be considered a Subsidiary except, for purposes of Sections 8.10 (Limitation on Negative Pledge Clauses), 8.13 (Modification of Certain Agreements), and 9.1(i) (Events of Default; Judgments).

     The Borrowers and their Subsidiaries agree not to amend that certain Contribution Agreement to be dated on or about September 9, 2005, by and among the Borrowers and TABB Realty, without the prior written consent of the Majority Lenders.

     The date under Section 7.17 of the Credit Agreement by which the Credit Parties are required to cause Plastipak Czech Republic S.R.O. to execute and deliver the Loan Documents described in Section 5.10 of the Credit Agreement is hereby extended to the date which is ninety (90) days from the effective date hereof. This extension shall be deemed effective as of July 27, 2005.

     This Consent shall be effective upon the first date (but not later than September 9, 2005) upon which the Agent shall have received counterpart originals of this Consent, in each case duly executed and delivered by the Borrowers, all Lenders, and the Guarantors.

     The Borrowers shall reimburse the Agent for all of its costs and expenses, including, without limitation, legal expenses, incurred in connection with the preparation, execution and delivery of this Consent.

     This Consent may be executed by one or more parties hereto in any number of separate counterparts, all of which counterparts shall be deemed to constitute one and same instrument.

     By its execution hereof, each of the Guarantors consents to the foregoing Consent and reaffirms and ratifies all of its obligations to the Agent and the Lenders under the Guaranty.

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     By signing and returning a counterpart of this letter to the Agent, the
Borrowers acknowledge their acceptance of the terms of this letter.

                                        Very truly yours,

                                        COMERICA BANK,
                                        as Administrative Agent


                                        By: /s/ Jeffrey J. Judge
                                            ------------------------------------
                                        Its: Vice President

Acknowledged and Accepted
as of September 9, 2005

PLASTIPAK HOLDINGS, INC.


By: /s/ Michael J. Plotzke
    ---------------------------------
    Michael J. Plotzke
Its: Treasurer


PLASTIPAK PACKAGING, INC.


By: /s/ Michael J. Plotzke
    ---------------------------------
    Michael J. Plotzke
Its: Treasurer


WHITELINE EXPRESS, LTD.


By: /s/ Michael J. Plotzke
    ---------------------------------
    Michael J. Plotzke
Its: Treasurer


TABB REALTY, LLC


By: /s/ Michael J. Plotzke
    ---------------------------------
    Michael J. Plotzke
Its: Treasurer


CLEAN TECH, INC.


By: /s/ Michael J. Plotzke
    ---------------------------------
    Michael J. Plotzke
Its: Treasurer

PLASTIPAK PACKAGING DO BRAZIL, LTDA


By: /s/ Michael J. Plotzke
    ---------------------------------
    Michael J. Plotzke
Its: Attorney-in-Fact

                                    EXHIBIT A

                      SUMMARY OF LOAN TERMS AND CONDITIONS

                                    [OMITTED]

                                    EXHIBIT B

                              CORPORATE CERTIFICATE

                                    [OMITTED]

                                    EXHIBIT C

                           [COMERICA BANK LETTERHEAD]

                                September 9, 2005

TABB Realty, LLC
41605 Ann Arbor Road East
Plymouth, MI 48170

Ladies and Gentlemen:

     Reference is made to the Fifth Amended and Restated Revolving Credit Agreement dated as of January 28, 2005 (the "Credit Agreement"), by and among Plastipak Holdings, Inc. and the other Borrowers described therein, Comerica Bank and such other financial institutions which are or may from time to time become parties to the Credit Agreement (the "Lenders"), and Comerica Bank, in its capacity as Administrative Agent for the Lenders. The Agent, on behalf of the Lenders, hereby terminates the Guaranty and the Security Agreement (as such terms are defined in the Credit Agreement) and releases TABB Realty from all of its obligations thereunder.

     Please sign this letter where indicated below to reflect our agreement in this regard.

                                        Very truly yours,

                                        COMERICA BANK


                                        /s/ Jeffrey J. Judge
                                        ----------------------------------------
                                        Jeffrey J. Judge

Acknowledged and agreed to
as of the date hereof:

TABB REALTY, LLC

By: TABB Management, Inc.
Its: Manager


By: /s/ Michael J. Plotzke
    ---------------------------------
    Michael J. Plotzke
Its:: Treasurer


                                        8
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                            AUTHORIZATION AND CONSENT

     The undersigned Lenders hereby acknowledge and agree to the foregoing Consent, and based on the receipt by the Agent of the approval of the requisite Lenders authorize the Agent to act in accordance therewith.

                                        COMERICA BANK


                                        By: /s/ Jeffrey J. Judge
                                            ------------------------------------
                                        Its: Vice President


                                        9
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                                        BANK OF AMERICA, N.A.


                                        By: /s/ Peter van der Horst
                                            ------------------------------------
                                        Its: Principal

                                        JPMORGAN CHASE BANK N.A.


                                        By: /s/ Mark L. McClure
                                            ------------------------------------
                                        Its: Vice President


                                       11
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                                        STANDARD FEDERAL BANK N.A.


                                        By: /s/ Gregory E. Castle
                                            ------------------------------------
                                        Its: First Vice President


                                       12
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                                        BANK OF MONTREAL


                                        By: /s/ David L. Mistic
                                            ------------------------------------
                                        Its: Vice President


                                       13
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                                        ASSOCIATED BANK, N.A.


                                        By: /s/ Joseph J. Gehrke
                                            ------------------------------------
                                        Its: Vice President


                                       14
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                                        FIRSTMERIT BANK, N.A.


                                        By: /s/ Kenneth L. Johnson
                                            ------------------------------------
                                        Its: Vice President


                                       15
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                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Mark Blankstein
                                            ------------------------------------
                                        Its: Duly Authorized Signatory


                                       16
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                                        GUARANTY BANK


                                        By: /s/ Robert S. Hays
                                            ------------------------------------
                                        Its: Senior Vice President


                                       17
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                                        WELLS FARGO FOOTHILL, LLC


                                        By: /s/ Patrick A. McCormack
                                            ------------------------------------
                                        Its: AVP


                                       18
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                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ Thomas A. Majewski
                                            ------------------------------------
                                        Its: Vice President


                                       19
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                                        NORTHERN TRUST CO.


                                        By: /s/ Mark E. Taylor
                                            ------------------------------------
                                        Its: Vice President


                                       20
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                                        CITIZENS BANK


                                        By: /s/ Jim Madaus
                                            ------------------------------------
                                        Its: Senior Vice President


                                       21
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                                        FIFTH THIRD BANK EASTERN MICHIGAN


                                        By: /s/ David Mannarino
                                            ------------------------------------
                                        Its: AVP


                                       22